Exhibit 10.77

CORRECTED

PARTIAL ASSIGNMENT OF OIL AND GAS LEASE

STATE OF TEXAS

COUNTY OF DALLAS

THAT for the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Energytec, Inc., a Nevada corporation, 14785 Preston Road #550, Dallas, TX, 75240, hereinafter called “Assignor”, has granted, sold, transferred, assigned and conveyed, and by these presents does grant, sell, transfer, assign, and convey unto the following listed parties, hereinafter called “Assignees” the following proportions of its right, title and interest in the attached Exhibit “A”.

Robert Weseloh	3.0% W. I.( Working Interest) 2.4% N.R.I. (Net Revenue Interest)
RD 5 Box 53988 East Stroudsburg, PA 18301

This assignment and conveyance is made in lieu of and to replace that certain Partial Assignment Of Oil and Gas Lease made by Assignor and to Assignee as Trustee on or about September 30, 2002. This instrument is made to correct an error in the style of Assignee alone and is not intended to convey any larger an estate than the original conveyance.

This assignment and conveyance is made without warranty of title, express or implied, except as to conveyance or encumbrances by, through, or under the undersigned.

The terms and provisions hereof shall extend to and be binding upon the parties hereto, their respective heirs, representatives, successors and assigns.

EXECUTED this 5th day of April, 2004, and effective as of 1st day of October 2002.

ASSIGNOR:

/s/ Frank W Cole
Frank W Cole
President, Energytec, Inc., a Nevada Corporation

CORPORATION ACKNOWLEDGEMENT

STATE OF TEXAS

COUNTY OF DALLAS

This instrument was acknowledged before me on the 5th day of April, 2004 by Frank W Cole, President, Energytec Inc., a Nevada Corporation.

/s/ Gregory Allen Ball
Notary Public
My Commission expires: 12-30-2007

EXHIBIT “A”

Attached hereto and made a part of that certain Assignment of Oil, Gas, and Mineral Leases dated the 30th day of September, 2002, by Energytec, Incorporated., a Nevada Corporation.

Texas Railroad Commission District 1/ Milam County, Texas Properties

District 1 RRC #	Lease Name	Acres More or Less	Survey	As Filed in the Records of Milam, Co., Tx
02149	Lewis	110	T.J. Chambers	OL 854/742
10405	Gunn	21	Wm. Hill	OL 724/29,
				748/884,
				752/208

COUNTY OF DALLAS

This instrument was acknowledged before me on the 5th day of April, 2004 by Frank W Cole, President, Energytec Inc., a Nevada Corporation.

/s/ Gregory Allen Ball
Notary Public
My Commission expires: 12-30-2007